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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 20, 2014
Date of Report (Date of earliest event reported)

Washington Prime Group Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-36252 (Commission File Number)	46-4323686 (IRS Employer Identification No.)

7315 Wisconsin Avenue Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

240.630.0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        In connection with the planned spin-off of Washington Prime Group Inc. ("WPG") from Simon Property Group, Inc. ("SPG"), on or about May 28, 2014 WPG has started to mail the information statement attached hereto as Exhibit 99.1 to SPG stockholders of record as of May 16, 2014

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Information Statement of Washington Prime Group Inc. dated May 16, 2014 (furnished herewith).

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP, INC.
By:	/s/ ROBERT P. DEMCHAK Name: Robert P. Demchak Title: Secretary and General Counsel

Date: May 20, 2014

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Statement of Washington Prime Group, Inc. dated May 16, 2014 (furnished herewith).

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX